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                                                                   EXHIBIT 10.15

                                 TCI MUSIC, INC.

                     FORM OF NON-QUALIFIED STOCK OPTION AND
                       STOCK APPRECIATION RIGHTS AGREEMENT


                  THIS AGREEMENT (this "Agreement") is made as of the ____ day of July, 1997 (the "Effective Grant Date"), by and between TCI MUSIC, INC., a Delaware corporation (the "Company"), and the person signing adjacent to the caption "Grantee" on the signature page hereof (the "Grantee").

                  The Board has determined that it is in the interests of the Company and its stockholders to grant the options and rights provided herein in order to encourage Grantee to serve in the capacity as a director of the Company and to increase Grantee's personal interest in the continued success and progress of the Company.

                  The Company and Grantee therefore agree as follows:

         1. DEFINITIONS. Capitalized terms not defined elsewhere in the Agreement shall have the following meanings (whether used in the singular or plural):

                  "Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (i) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of Common Stock would be changed or converted into or exchanged for cash, securities or other property, other than any such transaction in which the holders of the Common Stock immediately prior to such transaction have the same proportionate ownership of the Common Stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation or binding share exchange to which the Company is a party as a result of which the persons who are holders of the Common Stock immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange, (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.




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                  "Award" means the grant of Series A Stock Options and Series A
Stock Tandem SARs under this Agreement.

                  "Board" means the Board of Directors of the Company.

                  "Board Change" means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto.

                  "Common Stock" means the Series A Stock and the Series B
Stock.

                  "Control Purchase" means any transaction (or series of related transactions) in which (i) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than Tele-Communications, Inc., the Company, any Subsidiary or any employee benefit plan sponsored by the Company or any Subsidiary, or any Controlling Person (as defined below)) shall purchase any Common Stock of the Company (or securities convertible into common stock of the Company) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) any person (as so defined), corporation or other entity (other than Tele-Communications, Inc., the Company, any Subsidiary, any employee benefit plan sponsored by the Company or any Subsidiary, or any Controlling Person) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company's securities), other than in a transaction (or series of related transactions) approved by the Board. For purposes of this definition, "Controlling Person" means each of (a) the Chairman of the Board, the President and each of the directors of the Company as of the Effective Date of this Plan, (b) John C. Malone, (c) the respective family members, estates and heirs of each of the persons referred to in clauses (a) and (b)


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above and any trust or other investment vehicle for the primary benefit of any of such persons or their respective family members or heirs and (d) Kearns-Tribune Corporation, a Delaware corporation. As used with respect to any person, the term "family member" means the spouse, siblings and lineal descendants of such person.

                  "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that (a) can be expected to result in death or (b) has lasted or can be expected to last for a continuous period of not less than 12 months.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

                  "Fair Market Value" of a share of Series A Stock or Series B Stock on any day means the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of Series A Stock or Series B Stock, as applicable, on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on NASDAQ or, if not reported on NASDAQ, as quoted by the National Quotation Bureau Incorporated, or if the Series A Stock or Series B Stock is listed on an exchange, on the principal exchange on which the Series A Stock or Series B Stock, as applicable, is listed. If for any day the Fair Market Value of a share of Series A Stock or Series B Stock, as applicable, is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Board on the basis of such quotations and other considerations as the Board deems appropriate.

                  "NASDAQ" means the NASDAQ Stock Market.

                  "Nonqualified Stock Option" means a stock option that is not an incentive stock option under Section 422 of the Code.

                  "Subsidiary" of the Company means any present or future Subsidiary (as defined in Section 424(f) of the Code) of the Company, or any business entity in which the Company owns, directly or indirectly, 50% or more of the voting, capital or profits interests. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.



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         2. GRANT OF OPTION; OPTION TERM. Subject to the terms and conditions herein, the Company grants to the Grantee during the period commencing on the Effective Grant Date and expiring at 5:00 p.m., Denver, Colorado time ("Close of Business") on _________, 2007, the tenth anniversary of the Effective Grant Date (the "Option Term"), subject to earlier termination as provided in paragraphs 9 and 13(b) below, an option to purchase from the Company, at the price per share set forth on Schedule 1 hereto (the "Series A Stock Option Price"), the number of shares of Series A Common Stock of the Company ("Series A Stock") set forth on said Schedule 1 (the "Series A Stock Option Shares"). The Series A Stock Option Price and Series A Stock Option Shares are subject to adjustment pursuant to paragraph 13 below. This option is as a "Nonqualified Stock Option" and is hereinafter referred to as the "Series A Stock Option".

         3. GRANT OF STOCK APPRECIATION RIGHTS. Subject to the terms and conditions herein and in tandem with the Series A Stock Option, the Grantee shall also have, during the Option Term, subject to earlier termination as provided in paragraphs 9 and 13(b) below, a stock appreciation right with respect to each Series A Stock Option Share (individually, a "Series A Stock Tandem SAR" and collectively, the "Series A Stock Tandem SARs"). Upon exercise of a Series A Stock Tandem SAR in accordance with this Agreement, the Company shall, subject to paragraph 7 below, make payment as follows:

                  (a) the amount of payment shall equal the amount by which the Fair Market Value of the Series A Stock Option Share on the date of exercise of the Series A Stock Tandem SAR exceeds the Series A Stock Option Price; and

                  (b) payment of the amount determined in accordance with clause
         (a) shall be made, in the sole discretion of the Board, in shares of Series A Stock (valued at their Fair Market Value as of the date of exercise of such Series A Stock Tandem SAR), in cash, or partly in cash and partly in shares of Series A Stock.

         4. REDUCTION UPON EXERCISE. The exercise of any number of Series A Stock Tandem SARs shall cause a corresponding reduction in the number of Series A Stock Option Shares which shall apply against the Series A Stock Option Shares then available for purchase. The exercise of the Series A Stock Option to purchase any number of Series A Stock Option Shares shall cause a corresponding reduction in the number of Series A Stock Tandem SARs.



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         5. CONDITIONS OF EXERCISE; VESTING. The Series A Stock Option and
Series A Stock Tandem SARs are exercisable only in accordance with the conditions stated in this paragraph.

                  (a) Except as otherwise provided in paragraph 13(b) below or in the last sentence of this subparagraph (a), the Series A Stock Option may only be exercised to the extent the Series A Stock Option Shares have become available for purchase in accordance with the following schedule:

                                               Percentage of Series A Stock Option
                     Date                         Shares Available for Purchase
                     ----                      -----------------------------------
         Effective Grant Date                                   20%
         First Anniversary of Effective Grant Date              40%
         Second Anniversary of Effective Grant Date             60%
         Third Anniversary of Effective Grant Date              80%
         Fourth Anniversary of Effective Grant Date            100%



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         Notwithstanding the foregoing, all Series A Stock Option Shares shall become available for purchase if during the Option Term Grantee's employment with the Company and its Subsidiaries (i) shall terminate by reason of (x) termination by the Company or any Subsidiary without "cause" (as defined herein), (y) termination by Grantee for "good reason" (as defined herein) or (z) Disability, (ii) shall terminate pursuant to provisions of a written employment agreement, if any, between the Grantee and the Company which expressly permits the Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time), or (iii) shall terminate because Grantee dies while employed by the Company or a Subsidiary.

                  (b) A Series A Stock Tandem SAR with respect to a Series A Stock Option Share shall be exercisable only if the Series A Stock Option Share is then available for purchase in accordance with subparagraph (a).

                  (c) To the extent the Series A Stock Option or Series A Stock Tandem SARs become exercisable, such Series A Stock Option or Series A Stock Tandem SARs may be exercised in whole or in part (at any time or from time to time, except as otherwise provided herein) until expiration of the Series A Stock Option Term or earlier termination thereof.

                  (d) Grantee acknowledges and agrees that the Board may, in its discretion, adopt rules and regulations from time to time after the date hereof with respect to the exercise of Series A Stock Tandem SARs and that the exercise by Grantee of the Series A Tandem SARs will be subject to the further condition that such exercise is made in accordance with all such rules and regulations as the Board may determine are applicable thereto.

         6. MANNER OF EXERCISE. The Series A Stock Option or a Series A Stock Tandem SAR may be exercised only by delivering to the Company all of the following and shall be considered exercised (as to the number of Series A Stock Option Shares or Series A Stock Tandem SARs specified in the notice referred to in subparagraph (a) below) on the later of (i) the date of exercise designated in the written notice referred to in subparagraph (a) below (or if the date so designated is not a business day, the first business day following such date) or
(ii) the first business day on which the Company has received all of the following:



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                  (a) Written notice, in such form as the Board may require, stating that Grantee is exercising the Series A Stock Option and/or the Series A Stock Tandem SAR, setting forth the date of such exercise and designating, among other things, the date of exercise, the number of Series A Stock Option Shares to be purchased and/or the number of Series A Stock Tandem SARs to be exercised, the aggregate purchase price to be paid by Grantee (in the case of the exercise of Series A Stock Option Shares) and the manner in which such payment is being made;

                  (b) If the Series A Stock Option is to be exercised, payment of the Series A Stock Option Price for each Series A Stock Option Share to be purchased in such form, or combination of forms, as the Board, in its sole discretion, may permit, including (i) cash, (ii) check, (iii) promissory note, (iv) whole shares of Series A Stock or Series B Stock already owned by Grantee, (v) the withholding of shares of Series A Stock issuable upon such exercise of the Series A Stock Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price,
         (vii) any combination of the foregoing methods of payment, or (viii) such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law;

                  (c) Payment of, or other provision acceptable to the Board for, any and all withholding taxes required to be withheld by the Company upon exercise of such Award in accordance with paragraph 7 hereof; and

                  (d) Any other documentation that the Board may reasonably require (including, without limitation, proof satisfactory to the Board that the Award is then exercisable for the number of Series A Stock Option Shares or Series A Stock Tandem SARs).

         7. MANDATORY WITHHOLDING FOR TAXES. It shall be a condition precedent to any exercise of the Series A Stock Option Shares or the Series A Stock Tandem SARs that Grantee make provision acceptable to the Company for the payment or withholding of any and all federal, state and local taxes and other amounts required to be withheld by the Company to satisfy the tax liability associated with such exercise, as determined by the Board.



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         8. DELIVERY BY THE COMPANY. As soon as practicable after receipt of all items referred to in paragraph 6, and subject to the withholding referred to in paragraph 7, the Company shall deliver to the Grantee certificates issued in Grantee's name for the number of Series A Stock Option Shares purchased by exercise of the Series A Stock Option and for the number of shares of Series A Stock to which the Grantee is entitled by the exercise of Series A Stock Tandem SARs and any cash payment to which the Grantee is entitled by the exercise of Series A Stock Tandem SARs. If delivery is by mail, delivery of shares of Series A Stock shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Grantee, and any cash payment shall be deemed effected when a Company check, payable to Grantee and in an amount equal to the amount of the cash payment, shall have been deposited in the United States mail, addressed to the Grantee.

         9. EARLY TERMINATION OF OPTION AND TANDEM SARS. Unless otherwise determined by the Board, in its sole discretion, the Series A Stock Option and Series A Stock Tandem SARs shall terminate, prior to the expiration of the Series A Stock Option Term, at the time specified below:

                  (a) If Grantee's employment with the Company and its Subsidiaries terminates (i) other than (x) by the Company for "cause"(as defined herein) (see (d) below), (y) by the Grantee with "good reason" (as defined herein) (see (e) below) or (z) by the Company without "cause", (see (e) below) and (ii) other than (x) by reason of death or Disability, (see (b) and (c) below) (y) with the written consent of the Company or the applicable Subsidiary or (z) without such consent if such termination is pursuant to provisions of a written employment agreement (see (e) below), if any, between the Grantee and the Company which expressly permit the Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time), then the Series A Stock Option and all Series A Stock Tandem SARs shall terminate at the Close of Business on the first business day following the expiration of the 90-day period which began on the date of termination of Grantee's employment;

                  (b) If Grantee dies while employed by the Company or a Subsidiary, or prior to the expiration of a period of time following termination of Grantee's employment during which the Series A Stock Option and Series A Stock Tandem SARs remain exercisable as provided in subparagraph (a), the Series A Stock Option and all Series A Stock Tandem SARs shall terminate at the Close of Business on the first business day following the expiration of the one-year period which began on the date of death;

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                  (c) If Grantee's employment with the Company and its
         subsidiaries terminates by reason of Disability, then the Series A Stock Option and all Series A Stock Tandem SARs shall terminate at the Close of Business on the first business day following the expiration of the one-year period which began on the date of termination of Grantee's employment;

                  (d) If Grantee's employment with the Company and its Subsidiaries is terminated by the Company for "cause" (as defined herein), then the Series A Stock Option and all Series A Stock Tandem SARs shall terminate immediately upon such termination of Grantee's employment; or

                  (e) If Grantee's employment (i) is terminated by Grantee (x) with "good reason" (as defined herein), (y) with the written consent of the Company or the applicable Subsidiary or (z) pursuant to provisions of a written employment agreement, if any, between the Grantee and the Company which expressly permit the Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time), or (ii) by the Company without "cause" (as defined herein), then the Series A Stock Option Term shall terminate early only as provided for in paragraph 9(b) above or 13(b) below or as provided pursuant to the terms of any such written employment agreement.

         In any event in which the Series A Stock Option and Series A Stock Tandem SARs remain exercisable for a period of time following the date of termination of Grantee's employment as provided above, the Series A Stock Option and Series A Stock Tandem SARs may be exercised during such period of time only to the extent the same were exercisable as provided in paragraph 5 above on such date of termination of Grantee's employment. A change of employment is not a termination of employment within the meaning of this paragraph 9 provided that, after giving effect to such change, the Grantee continues to be an employee of the Company or any Subsidiary. Notwithstanding any period of time referenced in this paragraph 9 or any other provision of this paragraph that may be construed to the contrary, the Series A Stock Option and all Series A Stock Tandem SARs shall in any event terminate upon the expiration of the Option Term.

         "Cause" for purposes of the Agreement shall have the meaning ascribed thereto in any employment agreement to which Grantee is a party or, in the absence thereof, shall include but not be limited to, insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind or refusal to perform one's duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within twelve (12) months after an Approved Transaction,


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

Board Change or Control Purchase, "cause" shall mean only a felony conviction for fraud, misappropriation or embezzlement.

         "Good reason" for purposes of the Agreement shall be deemed to have occurred upon the happening of any of the following:

                  (i) any reduction in Grantee's annual rate of salary;

                  (ii) either (x) a failure of the Company to continue in effect any employee benefit plan in which Grantee was participating or (y) the taking of any action by the Company that would adversely affect Grantee's participation in, or materially reduce Grantee's benefits under, any such employee benefit plan, unless such failure or such taking of any action, adversely affects the senior members of the corporate management of the Company generally;

                  (iii) the assignment to Grantee of duties and responsibilities that are materially more oppressive or onerous than those attendant to Grantee's position immediately after the date hereof; or

                  (iv) the failure of the Company to obtain, prior to the time of any reorganization, merger, consolidation, disposition of all or substantially all of the assets of the Company or similar transaction effective after the date hereof, in which the Company is not the surviving person, the unconditional assumption in writing or by operation of law of the Company's obligations to Grantee under this Agreement by each direct successor to the Company in any such transaction.

         10. AUTOMATIC EXERCISE OF SERIES A STOCK TANDEM SARS. Immediately prior to the termination of the Series A Stock Option, as provided in paragraph 9 above, or the expiration of the Option Term, all remaining Series A Stock Tandem SARs shall be deemed to have been exercised by the Grantee.

         11. NONTRANSFERABILITY OF SERIES A STOCK OPTION AND SERIES A STOCK TANDEM SARS. During Grantee's lifetime, the Series A Stock Option and Series A Stock Tandem SARs are not transferable (voluntarily or involuntarily) other than pursuant to a domestic relations order and, except as


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otherwise required pursuant to a domestic relations order, are exercisable only by the Grantee or Grantee's court appointed legal representative. The Grantee may designate a beneficiary or beneficiaries to whom the Series A Stock Option and Series A Stock Tandem SARs shall pass upon Grantee's death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Board on the form annexed hereto as Exhibit B or such other form as may be prescribed by the Board, provided that no such designation shall be effective unless so filed prior to the death of Grantee. If no such designation is made or if the designated beneficiary does not survive the Grantee's death, the Series A Stock Option and Series A Stock Tandem SARs shall pass by will or the laws of descent and distribution. Following Grantee's death, the Series A Stock Option and any Series A Stock Tandem SARs, if otherwise exercisable, may be exercised by the person to whom such option or right passes according to the foregoing and such person shall be deemed the Grantee for purposes of any applicable provisions of this Agreement.

         12.      NO SHAREHOLDER RIGHTS; NO GUARANTEE OF EMPLOYMENT.

                  (a) The Grantee shall not be deemed for any purpose to be, or to have any of the rights of, a stockholder of the Company with respect to any shares of Series A Stock as to which this Agreement relates until such shares shall have been issued to Grantee by the Company. Furthermore, the existence of this Agreement shall not affect in any way the right or power of the Company or its stockholders to accomplish any corporate act.

                  (b) Nothing contained in this Agreement, and no action by the Company or the Board with respect hereto, shall confer or be construed to confer on Grantee any right to continue in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or any employing Subsidiary to terminate Grantee's employment at any time, with or without "cause."

         13.      ADJUSTMENTS.

                  (a) The Series A Stock Option and Series A Stock Tandem SARs shall be subject to adjustment (including, without limitation, as to the number of Series A Stock Option Shares and the Series A Stock Option Price per share) in the sole discretion of the Board and in such manner as the Board may deem equitable and appropriate.

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

                  (b) In the event of any Approved Transaction, Board Change or Control Purchase, the Series A Stock Option and all Series A Stock Tandem SARs shall become exercisable in full without regard to paragraph 5(a); provided, however, that to the extent not theretofore exercised the Series A Stock Option and all Series A Stock Tandem SARs shall terminate upon the first to occur of the consummation of the Approved Transaction, the expiration of the Series A Stock Option Term or the earlier termination of the Series A Stock Option and Series A Stock Tandem SARs pursuant to paragraph 9 hereof. Notwithstanding the foregoing, the Board may, in its discretion, determine that the Series A Stock Option and Series A Stock Tandem SARs will not become exercisable on an accelerated basis in connection with an Approved Transaction and/or will not terminate if not exercised prior to consummation of the Approved Transaction, if the Board or the surviving or acquiring corporation, as the case may be, shall have taken or made effective provision for the taking of such action as in the opinion of the Board is equitable and appropriate to substitute a new award for the Award evidenced by this Agreement or to assume this Agreement and the Award evidenced hereby and in order to make such new award or assumed Award, as nearly as may be practicable, equivalent to the Award evidenced by this Agreement as then in effect (but before giving effect to any acceleration of the exercisability hereof unless otherwise determined by the Board), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Series A Stock may be changed, converted or exchanged in connection with the Approved Transaction.

         14. RESTRICTIONS IMPOSED BY LAW. Grantee acknowledges that neither the Series A Stock Option nor any of the Series A Stock Option Shares has been registered under the Securities Act of 1933 and that the Series A Stock Option Shares may not be transferred in the absence of such registration or the availability of an exemption therefrom under such Act or the rules and regulations of the Securities and Exchange Commission promulgated thereunder. Neither the Company nor any other person shall have any obligation to register any Series A Stock Option Shares, or any transfer of Series A Stock Option Shares, under the Securities Act of 1933, the Securities Exchange Act of 1934 or any other state or federal securities law. Certificates representing Series A Stock Option Shares purchased by Grantee hereunder may bear such restrictive and other legends as counsel for the Company shall require in order to insure compliance with any such law or any rule or regulation promulgated thereunder. The Grantee agrees that Grantee will not exercise the Series


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A Stock Option or any Series A Stock Tandem SAR and that the Company will not be obligated to deliver any shares of Series A Stock or make any cash payment, if counsel to the Company determines that such exercise, delivery or payment would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Series A Stock is listed or quoted. The Company shall in no event be obligated to take any affirmative action in order to cause the exercise of the Series A Stock Option or any Series A Stock Tandem SAR or the resulting delivery of shares of Series A Stock or other payment to comply with any such law, rule, regulation or agreement.

         15. NOTICE. Unless the Company notifies the Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Agreement shall be in writing and shall be:

                  (a) delivered personally to the following address:

                      c/o Liberty Media Corporation
                      8101 East Prentice Avenue, Suite 500
                      Englewood, Colorado 80111

                      or

                  (b) sent by first class mail, postage prepaid and addressed as follows:

                      TCI Music, Inc.
                      c/o Tele-Communications, Inc.
                      5619 DTC Parkway
                      Englewood, Colorado 80111
                      Attn: Legal Department



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Any notice or other communication to the Grantee with respect to this Agreement shall be in writing and shall be delivered personally, or shall be sent by first class mail, postage prepaid, to Grantee's address as listed in the records of the Company on the Effective Grant Date, unless the Company has received written notification from the Grantee of a change of address.

         16. AMENDMENT. Notwithstanding any other provisions hereof, this Agreement may be supplemented or amended from time to time as approved by the Board. Without limiting the generality of the foregoing, without the consent of the Grantee,

                  (a) this Agreement may be amended or supplemented (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or
         (ii) to add to the covenants and agreements of the Company for the benefit of Grantee or surrender any right or power reserved to or conferred upon the Company in this Agreement, subject, however, to any required approval of the Company's stockholders and, provided, in each case, that such changes or corrections shall not adversely affect the rights of Grantee with respect to the Award evidenced hereby, or (iii) to make such other changes as the Company, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including any applicable federal or state securities laws; and

                  (b) subject to any required approval of the Company's stockholders, the Award evidenced by this Agreement may be canceled by the Board and a new Award made in substitution therefor, provided that no such action shall adversely affect the Series A Stock Option or any Series A Stock Tandem SAR to the extent then exercisable.



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

         17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

         18. CONSTRUCTION. References in this Agreement to "this Agreement" and the words "herein," "hereof," "hereunder" and similar terms include all Exhibits and Schedules appended hereto. All decisions of the Board upon questions regarding this Agreement shall be conclusive. The headings of the paragraphs of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

         19. DUPLICATE ORIGINALS. The Company and the Grantee may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

         20. RULES BY BOARD. The rights of the Grantee and obligations of the Company hereunder shall be subject to such reasonable rules and regulations as the Board may adopt from time to time hereafter.

         21. ENTIRE AGREEMENT. This Agreement is in satisfaction of and in lieu of all prior discussions and agreements, oral or written, between the Company and Grantee regarding the subject matter hereof. Grantee and the Company hereby declare and represent that no promise or agreement not herein expressed has been made and that this Agreement contains the entire agreement between the parties hereto with respect to the Series A Stock Options and Series A Stock Tandem SARs and replaces and makes null and void any prior agreements between Grantee and the Company regarding the Series A Stock Options.

         22. GRANTEE ACCEPTANCE. Grantee shall signify acceptance of the terms and conditions of this Agreement by signing in the space provided at the end hereof and returning a signed copy to the Company.

                                       TCI MUSIC, INC.



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------



                                       ACCEPTED:



                                       ----------------------------------------

                                        Schedule 1 to Non-Qualified Stock Option
                                         and Stock Appreciation Rights Agreement
                                                       dated as of July __, 1997



                                 TCI MUSIC, INC.
                         NON-QUALIFIED STOCK OPTION AND
                       STOCK APPRECIATION RIGHTS AGREEMENT


Grantee:


Grant Date:                July __, 1997


Option Price:              $6.25 per share


Option Shares:                        shares of Series A TCI Music Common Stock
-------------              ("Series A Stock"), $_____ par value per share.

                                         Exhibit A to Non-Qualified Stock Option
                                         and Stock Appreciation Rights Agreement
                                                       dated as of July __, 1997



                                 TCI MUSIC, INC.
                         NON-QUALIFIED STOCK OPTION AND
                       STOCK APPRECIATION RIGHTS AGREEMENT

                           DESIGNATION OF BENEFICIARY


         I,                                     (the "Grantee"), hereby declare
            -----------------------------------
that upon my death                                       (the "Beneficiary") of
                   -------------------------------------
                                   Name

-----------------------------------------------------------------------------,
      Street Address                City             State          Zip Code

who is my                                           , shall be entitled to the
          ------------------------------------------
                    Relationship to Grantee

Series A Stock Option, Series A Stock Tandem SARs and all other rights accorded the Grantee by the above-referenced grant agreement (the "Agreement").

         It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary's survival of the Grantee's death. If any such condition is not satisfied, such rights shall devolve according to the Grantee's will or the laws of descent and distribution.

         It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee, and filed with the Company prior to the Grantee's death.




-------------------------------        ----------------------------------------
            Date                                       Grantee